DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2024
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS	DISCONTINUED OPERATIONS
Spinoff of Liquids Pipelines Business
Agreements
Pursuant to the October 1, 2024 Spinoff Transaction described in Note 1, Description of TC Energy's business, TC Energy and South Bow have executed a series of agreements to outline the parameters and guidelines that govern their ongoing relationship. A Transition Services Agreement has been established to specify certain services that TC Energy will provide to South Bow for a period of up to two years. These services primarily include access to, and support of, systems that South Bow will continue to use until it has fully implemented new systems to support its business processes and warehouse management services.
A Tax Matters Agreement was executed to govern TC Energy and South Bow's tax rights and obligations after the Spinoff Transaction. The agreement imposes certain restrictions on both TC Energy and South Bow in order to preserve the tax-free status of the spinoff. In the event the Spinoff Transaction is not tax-free, the agreement allocates tax liabilities by generally assigning responsibility to either TC Energy or South Bow to the extent that the failure to qualify is attributable to actions, events or transactions, or a breach of the representations or covenants made by that entity.
A Separation Agreement was established to specify the separation of assets and liabilities between TC Energy and South Bow. The agreement states, among other things, that TC Energy will indemnify South Bow for 86 per cent of total net liabilities and costs arising from the Milepost 14 incident that occurred on the Keystone Pipeline System in December 2022 and the existing variable toll disputes on the Keystone Pipeline System (excluding any future impacts with respect to the variable toll after October 1, 2024), subject to a maximum liability to South Bow of $30 million, in aggregate, for those two matters.
At December 31, 2023, the Company accrued a life-to-date environmental liability for the Milepost 14 incident of $794 million, before expected insurance recoveries and not including potential fines and penalties which were indeterminable. Prior to the Spinoff Transaction, for the nine months ended September 30, 2024, amounts paid for the environmental remediation liability were $92 million (twelve months ended December 31, 2023 – $676 million). For the year ended December 31, 2024, the Company received $99 million (2023 – $575 million) from its insurance policies related to the costs for environmental remediation. In addition, the Company also received insurance proceeds of $36 million that were collected from the Company’s wholly-owned captive insurance subsidiary. As part of the Separation Agreement, all future insurance recoveries will remain with TC Energy.
For the year ended December 31, 2024, the Company recorded a pre-tax expense of $37 million for its current estimate of potential incremental costs related to the Milepost 14 incident. This amount represents TC Energy’s 86 per cent share pursuant to the indemnity provisions in the Separation Agreement.
Amounts accrued for these matters are recorded as current assets and liabilities from discontinued operations. Due to the inherent uncertainties of the final amounts to be settled under these indemnities, any amounts that may ultimately be payable in respect of these net liabilities to South Bow could differ materially from those reported at December 31, 2024.
Separation Costs
Liquids Pipelines business separation costs primarily include internal costs related to separation activities, legal, income tax, audit and other consulting fees, insurance provisions and net financial charges related to debt issued and held in escrow. For the years ended December 31, 2024 and 2023, Liquids Pipelines business separation costs of $197 million ($167 million after tax) and $40 million ($34 million after tax), respectively, were included in Net income (loss) from discontinued operations, net of tax in the Consolidated statement of income.
Pensions
As part of the Spinoff Transaction, certain TC Energy employees became employees of South Bow. Prior to the Spinoff Transaction, these employees in Canada and the U.S. participated in DB Plans, DC Plans and savings plans, as applicable. Effective October 1, 2024, the benefit obligations under the DB Plans in respect of the employees moving from TC Energy to South Bow were transferred to South Bow. An asset transfer application related to the Canadian DB Plan will be prepared in early 2025 outlining the proposed transfer of assets from TC Energy to South Bow. The Canadian DB Plan's assets to be transferred to South Bow are subject to regulatory approval and will be transferred when approval is received. As at December 31, 2024, these assets remain in the TC Energy DB Plan trust and have been reflected as Long-term assets of discontinued operations and a corresponding obligation to South Bow has been reflected as Long-term liabilities of discontinued operations on the Consolidated balance sheet. The assets related to the U.S. DB Plan were fully transferred to South Bow as at December 31, 2024.
South Bow Debt
On August 28, 2024, South Bow Canadian Infrastructure Holdings Ltd. and 6297782 LLC, two wholly-owned subsidiaries of the Company at the time, completed an offering of approximately $7.9 billion Canadian-dollar equivalent of senior unsecured notes and junior subordinated notes. Approximately $6.2 billion Canadian-dollar equivalent of the net proceeds was placed in escrow pending the completion of the Spinoff Transaction on October 1, 2024 and US$1.3 billion of senior unsecured notes were used to repay a TransCanada PipeLines Limited (TCPL) term loan. Upon completion of the Spinoff Transaction, the escrowed funds were released to South Bow and used to repay indebtedness owed by South Bow and its subsidiaries to TC Energy and its subsidiaries.
Presentation of Discontinued Operations
Upon completion of the Spinoff Transaction, the Liquids Pipelines business was accounted for as discontinued operations. The Company's presentation of discontinued operations includes revenues and expenses directly attributable to the Liquids Pipelines business. As such, the results of discontinued operations excludes shared costs related to TC Energy’s corporate services and governance functions that had provided support, and whose costs had been historically allocated, to the Liquids Pipelines segment. Depreciation expense related to Corporate shared assets has also been excluded from the results of discontinued operations. The Company has elected to allocate a portion of interest expense incurred at the corporate level to discontinued operations.
Prior year amounts have been reclassified to present the Liquids Pipelines business as discontinued operations.
Income from Discontinued Operations

year ended December 31
(millions of Canadian $)	2024¹	2023	2022

Revenues	2,217	2,667	2,668
Income (Loss) from Equity Investments	50	67	55
Operating and Other Expenses
Plant operating costs and other	806	814	704
Commodity purchases resold	387	437	512
Property taxes	84	116	121
Depreciation and amortization	253	332	322
Asset impairment charge and other	21	(4)	(118)
	1,551	1,695	1,541
Segmented Earnings (Losses) from Discontinued Operations	716	1,039	1,182
Financial Charges
Interest expense	218	297	288
Interest income and other	(21)	30	(6)
	197	327	282
Income (Loss) from Discontinued Operations before Income Taxes	519	712	900
Income tax expense (recovery)	124	100	267
Net Income (Loss) from Discontinued Operations, Net of Tax	395	612	633
1    Represents nine months of Liquids Pipelines earnings in 2024 compared to a full year of Liquids Pipelines earnings in 2023 and 2022.
Assets and Liabilities of Discontinued Operations

at December 31
(millions of Canadian $)	2024	2023

ASSETS
Current Assets
Accounts receivable	—	1,782
Inventories	—	211
Other current assets	235	1,084
	235	3,077
Plant, Property and Equipment	—	11,118
Equity Investments	—	1,074
Other Long-Term Assets	136	241
	371	15,510
LIABILITIES
Current Liabilities
Accounts payable and other	170	2,682
	170	2,682
Other Long-Term Liabilities	110	127
Deferred Income Tax Liabilities	—	1,153
	280	3,962
The Spinoff Transaction resulted in derecognition of the net assets of the Liquids Pipelines segment in the amount of
$3,691 million. The reduction in net assets was reflected as a $2,950 million decrease in Retained earnings (Accumulated deficit) and a $741 million decrease in Accumulated other comprehensive income (loss) on the Consolidated statement of equity.
Cash Flows from Discontinued Operations

year ended December 31
(millions of Canadian $)	2024	2023	2022

Net cash provided by operations	670	1,026	709
Net cash (used in) provided by investing activities	(89)	87	502